UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2020

VIATRIS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39695	83-4364296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Mylan Boulevard, Canonsburg, Pennsylvania, 15317

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (724) 514-1800

Upjohn Inc.

235 East 42nd Street, New York, New York, 10017

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VTRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

Due to the large number of events related to the Combination (as defined below) that are being reported under the specified items of Form 8-K, Viatris Inc., formerly known as Upjohn Inc. (“Viatris”), is filing this Current Report on Form 8-K in two parts. An Amendment No 1. on Form 8-K/A is being filed immediately after the filing of this Current Report on Form 8-K solely to include additional matters under Items 1.01, 1.02, 2.03, 8.01 and 9.01 of Form 8-K.

Item 1.01.	Entry into a Material Definitive Agreement.

On November 16, 2020, Viatris, Mylan N.V. (“Mylan”) and Pfizer Inc. (“Pfizer”) announced that they had consummated the previously announced combination of Mylan with Pfizer’s off-patent branded and generic established medicines business (the “Upjohn Business”) through a Reverse Morris Trust transaction. In accordance with the terms and conditions of a Business Combination Agreement, dated as of July 29, 2019, as amended (the “BCA”), among Viatris, Mylan, Pfizer and certain of their affiliates, and a Separation and Distribution Agreement, dated as of July 29, 2019, as amended (the “SDA”) between Viatris and Pfizer, (1) Pfizer contributed the Upjohn Business to Viatris (the “Contribution”), so that the Upjohn Business was separated from the remainder of Pfizer’s businesses (the “Separation”), (2) following the Separation, Pfizer distributed, on a pro rata basis (based on the number of shares of Pfizer common stock held by holders of Pfizer common stock as of the record date of November 13, 2020 (the “Record Date”)), all of the shares of Viatris common stock held by Pfizer to Pfizer stockholders as of the Record Date (the “Distribution” and the time at which the Distribution occurred, the “Distribution Time”), and (3) immediately following the Distribution, Viatris and Mylan engaged in a strategic business combination transaction (the “Combination”). In addition, pursuant to the SDA and immediately prior to the Distribution, Viatris made a cash payment to Pfizer equal to $12 billion as partial consideration for the Contribution. As a result of the Combination, Viatris holds the combined Upjohn Business and Mylan business. Upon completion of the Distribution and the Combination, holders of Pfizer’s common stock as of the Record Date owned approximately 57% of the outstanding shares of Viatris common stock, and former Mylan shareholders owned approximately 43% of the outstanding shares of Viatris common stock, in each case on a fully diluted, as-converted and as-exercised basis.

In connection with the transactions described above, on November 16, 2020, Pfizer and Viatris entered into several agreements, including, among others, certain Transition Services Agreements, a Tax Matters Agreement, an Employee Matters Agreement, certain Manufacturing and Supply Agreements, an IP Matters Agreement, a Trademark License Agreement and other commercial agreements.

A summary of the principal terms of each of the Transition Services Agreements, Tax Matters Agreement, Employee Matters Agreement, Manufacturing and Supply Agreements, IP Matters Agreement and Trademark License Agreement is set forth in the section titled “Additional Transaction Agreements” contained in the information statement included as Exhibit 99.1 to Viatris’ Form 8-K (File No. 000-56114) filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 6, 2020 (the “Final Information Statement”), which summaries are incorporated herein by reference. Such agreements are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8, respectively, and incorporated herein by reference. The BCA and the SDA, together with amendments thereto, were filed as Annexes A through E to the Final Information Statement and are incorporated herein by reference, except for Amendment No. 3 to the SDA, dated as of September 18, 2020, which is filed as Exhibit 2.6 hereto and incorporated herein by reference, and Amendment No. 4 to the SDA, dated as of November 15, 2020, which is filed as Exhibit 2.7 hereto and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On February 27, 2020, Mylan filed a Current Report on Form 8-K (File No. 333-199861) disclosing that it had formalized the next steps in its efforts to sustain long-term value creation through the proactive transformation of its business. Mylan had been developing the details of this previously disclosed initiative, which included a global restructuring program (the “2020 Mylan Restructuring Program”), but in May 2020 it delayed the implementation of the 2020 Mylan Restructuring Program as a result of the COVID-19 pandemic and the related uncertainty and complexity of the environment at that time.

As described in Item 1.01 of this Current Report on Form 8-K, on November 16, 2020, Viatris was formed through the combination of Mylan and the Upjohn Business. On November 16, 2020, Viatris announced a significant global restructuring program in order to achieve synergies of $1 billion over the next four years, or sooner, and ensure the new company is optimally structured and efficiently resourced to deliver sustainable value to patients, shareholders, customers, and other stakeholders. This Viatris restructuring program incorporates and expands upon the 2020 Mylan Restructuring Program, and the key activities of the new program are expected to reduce the company’s cost base through the rationalization of its global manufacturing and supply network, and the optimization of the company’s functional and commercial capabilities.

Viatris is currently in the process of defining the specific parameters of the restructuring program, including workforce actions and other restructuring activities, and expects a significant portion of these actions and activities to be phased in over the next two years. The company expects to disclose further details for this program by the end of 2020 as plans are finalized, including the estimated amount or range of amounts to be incurred by major type of cost, future cash expenditures and potential annual savings associated with the program, and also will provide updated disclosures to the extent that additional actions or activities are approved under the program in the future, as appropriate. The costs and expenditures of the restructuring program are expected to include employee-related costs (such as severance and continuation of healthcare and other benefits), asset impairments, accelerated depreciation, costs associated with contract terminations and other closure costs.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the transactions, effective as of November 16, 2020, Douglas E. Giordano, Margaret M. Madden and Bryan Supran resigned as members of the Upjohn board of directors.

Election of Directors

In connection with the transactions, effective as of November 16, 2020, the following individuals were elected to serve on the board of directors of Viatris (the “Viatris Board”) until his or her successor is duly elected and qualified or until his or her earlier resignation or removal:

•	Robert J. Coury

•	W. Don Cornwell

•	JoEllen Lyons Dillon

•	Neil Dimick

•	Michael Goettler

•	Melina Higgins

•	James Kilts, Jr.

•	Harry A. Korman

•	Rajiv Malik

•	Richard A. Mark

•	Mark W. Parrish

•	Ian Read

•	Pauline van der Meer Mohr

In addition, in connection with the transactions, the board of directors of Upjohn assigned certain of the individuals elected to serve on the Viatris Board to the following three classes for the term of office set forth below and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal, with such assignment to be effective upon such individual’s election to the Viatris Board:

Class I (term of office to expire at the 2021 annual meeting of stockholders)

Ian Read

Class II (term of office to expire at the 2022 annual meeting of stockholders)

W. Don Cornwell

Class III (term of office to expire at the 2023 annual meeting of stockholders)

Robert J. Coury

James Kilts, Jr.

The Viatris Board will assign the remaining directors elected to serve on the Viatris Board to each of the three classes at a later time. Mr. Coury was also elected, effective immediately prior to the consummation of the Distribution, as Executive Chairman of the Viatris Board.

In connection with the transactions, the following committees of the Viatris Board were established and constituted as follows: Audit Committee (Neil Dimick (Chair), JoEllen Lyons Dillon, Melina Higgins, Richard A. Mark and Mark W. Parrish), Compensation Committee (JoEllen Lyons Dillon (Chair), Melina Higgins and Pauline van der Meer Mohr), Compliance Committee (Mark W. Parrish (Chair), JoEllen Lyons Dillon and Harry A. Korman), Executive Committee (Robert J. Coury (Chair), JoEllen Lyons Dillon, Neil Dimick, Melina Higgins and Mark W. Parrish), Finance Committee (Melina Higgins (Chair), Neil Dimick and

Richard A. Mark), Governance and Nominating Committee (JoEllen Lyons Dillon (Chair), Harry A. Korman and Mark W. Parrish), Risk Oversight Committee (Harry A. Korman (Chair), Neil Dimick, Mark W. Parrish and Pauline van der Meer Mohr) and Science and Technology Committee (Harry A. Korman (Chair) and Rajiv Malik). The Viatris Board will assign Mr. Cornwell, Mr. Kilts and Mr. Read to one or more of such committees at a later time.

Additional information on transactions with related persons required by this Item 5.02 with respect to Mr. Coury and Mr. Malik is contained under the section “Certain Relationships and Related Transactions” of Mylan’s Definitive Proxy Statement, filed with the SEC on June 8, 2020 (the “Mylan Annual Meeting Proxy Statement”) and incorporated herein by reference. In August 2020 and commencing on September 1, 2020, Mylan Inc. and The Coury Firm LLC further extended the agreement described under the section “Certain Relationships and Related Transactions” in the Mylan Annual Meeting Proxy Statement through December 31, 2023 on substantially the same terms; in connection with the consummation of the Combination, Mylan Inc. is now a subsidiary of Viatris, and Viatris and its subsidiaries receive the services contemplated by the extended agreement.

Appointment of Officers

In connection with the transactions, the following individuals were elected, effective as of the Distribution Time, as officers of Viatris in each case until their successors are chosen and qualify in their stead or until their earlier death, resignation or removal:

Robert J. Coury, Executive Chairman

Michael Goettler, Chief Executive Officer (Principal Executive Officer)

Rajiv Malik, President

Sanjeev Narula, Chief Financial Officer (Principal Financial Officer)

Paul Campbell, Chief Accounting Officer (Principal Accounting Officer)

Additional information on biographical information and business experience required by this Item 5.02 with respect to Mr. Goettler and Mr. Malik is contained under the section “The Transactions—Board of Directors and Executive Officers of Newco Following the Combination” of the Final Information Statement and incorporated herein by reference.

Prior to the Combination, Mr. Narula, age 60, served as chief financial officer of the Upjohn Business beginning in January 2019 where he oversaw finance, procurement and business technology for all functions of the business, including commercial, research and development, Upjohn Global Supply and other client-facing business operations functions. From January 2014 to January 2019, Mr. Narula served as Vice President, Finance for Pfizer’s Essential Health Business where he was responsible for providing leadership on financial matters, business development, financial planning and analysis and leading the operating plan process and forecasting. Mr. Narula also held several other financial leadership positions during his 16 years at Pfizer and Upjohn, including as the finance lead for the Primary Care Business Unit, the largest commercial division at the time. In order to optimize cost and simplify operations, Mr. Narula had also previously led the creation and expansion of a centralized business services unit at Pfizer, which provided services to business operations, established significant business process consolidation/outsourcing operations and added new sites in Dublin, Ireland and Dalian, China under his leadership. Prior to joining Pfizer, Mr. Narula held financial and operational leadership roles at American Express and Xerox.

Mr. Campbell, age 54, served as Mylan’s Chief Accounting Officer, Senior Vice President and Controller prior to the Combination. Prior to his appointment as Chief Accounting Officer in November 2015, Mr. Campbell served as Senior Vice President and Controller since May 2015 and held roles of increasing responsibility at Mylan Inc. since 2002, including Head of Global Operations Finance from March 2014 to May 2015; Vice President, Global Operations Finance from September 2012 to March 2014; and Vice President, Global Tech Operations Finance from January 2010 to September 2012. Prior to 2010, Mr. Campbell held various other positions at Mylan Inc., including Director of Internal Audit, Vice President Global Accounting and Reporting and Vice President and Assistant Controller. Mr. Campbell is party to an employment agreement with Mylan Inc., effective as of May 1, 2011 (the “Employment Agreement”). The Employment Agreement had an initial term through January 31, 2014, but is subject to automatic one year renewals unless earlier terminated. Mr. Campbell earned approximately $1,162,591 in compensation from Mylan Inc. in 2019 (consisting of base salary, an annual short-term incentive bonus, amounts realized from the exercise or vesting of long-term incentive awards and miscellaneous other benefits) and his compensation in 2020 is expected to be $1,119,035 (consisting of base salary, an annual short-term incentive bonus, amounts realized from the exercise or vesting of long-term incentive awards and miscellaneous other benefits). In connection with the Combination, Mr. Campbell received a transaction-based retention award of $600,000 to recognize his significant efforts in connection with the Combination. Mr. Campbell is also eligible to receive other benefits consistent with Company employees at this level. In the event of Mr. Campbell’s termination of employment without “cause” (as defined in the Employment Agreement and which includes non-renewal of the Employment Agreement), Mr. Campbell will be entitled to receive, in addition to his accrued benefits, continued payment of his base salary, continued coverage under the Company’s health and welfare plans and outplacement services for a period of twelve months following the date of termination. In the event of a qualifying termination within 24 months of the Combination, Mr. Campbell is eligible to receive an amount equal to two times his base salary and target bonus pursuant to the Mylan N.V. Severance Plan and Global Guidelines. Angela Campbell, Mr. Campbell’s spouse, and herself a related person of Viatris held roles of increasing responsibility at Mylan Inc. since June 2007 and is currently serving as Head of Operations Strategic Initiatives at Viatris. Ms. Campbell earned approximately $282,186 in compensation from Mylan Inc. in 2019 (consisting of base salary, an annual short-term incentive bonus, amounts realized from the exercise or vesting of long-term incentive awards and miscellaneous other benefits) where she was Head of Global Commercial Incentive Compensation and her compensation in 2020 is expected to be $301,890 (consisting of base salary, an annual short-term incentive bonus, amounts realized from the exercise or vesting of long-term incentive awards and miscellaneous other benefits).

Viatris Inc. 2020 Stock Incentive Plan

Effective prior to the consummation of the Distribution, Viatris adopted and Pfizer, in its capacity as Viatris’ sole stockholder at such time, approved, the Viatris Inc. 2020 Stock Incentive Plan (the “2020 LTIP”), which became effective as of the Distribution. A summary of the 2020 LTIP can be found in the Final Information Statement and is incorporated herein by reference. The 2020 LTIP was filed as Exhibit 10.1 to the Final Information Statement and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective prior to the consummation of the Distribution, Upjohn amended and restated its certificate of incorporation (the “Charter”) and also amended and restated its bylaws to take effect upon the effectiveness of the amended and restated certificate of incorporation. Effective as of November 16, 2020, Upjohn amended the Charter to change its name from “Upjohn Inc.” to “Viatris Inc.”. Copies of the Charter, amended and restated bylaws and certificate of amendment to the Charter are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively, and incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective as of the consummation of the Combination, Viatris adopted its Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, a copy of which is available on the Viatris website at www.viatris.com. The information on the Viatris website does not constitute part of this Current Report on Form 8-K and is not incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of the Business Acquired

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(d) Exhibits

The following documents are filed herewith unless otherwise indicated:

Exhibit No.	Description

2.1	Business Combination Agreement, dated as of July 29, 2019, by and among Pfizer Inc., Upjohn Inc., Utah Acquisition Sub Inc., Mylan N.V., Mylan I B.V. and Mylan II B.V. (included as Annex A to the Final Information Statement and incorporated herein by reference).*

2.2	Amendment No. 1 to the Business Combination Agreement, dated as of May 29, 2020, by and among Pfizer Inc., Upjohn Inc., Utah Acquisition Sub Inc., Mylan N.V., Mylan I B.V. and Mylan II B.V. (included as Annex B to the Final Information Statement and incorporated herein by reference).*

2.3	Separation and Distribution Agreement, dated as of July 29, 2019, by and between Pfizer Inc. and Upjohn Inc. (included as Annex C to the Final Information Statement and incorporated herein by reference).*

2.4	Amendment No. 1 to the Separation and Distribution Agreement, dated as of February 18, 2020, by and between Pfizer Inc. and Upjohn Inc. (included as Annex D to the Final Information Statement and incorporated herein by reference).*

2.5	Amendment No. 2 to the Separation and Distribution Agreement, dated as of May 29, 2020, by and between Pfizer Inc. and Upjohn Inc. (included as Annex E to the Final Information Statement and incorporated herein by reference).*

2.6	Amendment No. 3 to the Separation and Distribution Agreement, dated as of September 18, 2020, by and between Pfizer Inc. and Upjohn Inc.*

2.7	Amendment No. 4 to the Separation and Distribution Agreement, dated as of November 15, 2020, by and between Pfizer Inc. and Upjohn Inc.*

3.1	Amended and Restated Certificate of Incorporation of Upjohn Inc., effective as of November 13, 2020.

3.2	Amended and Restated Bylaws of Upjohn Inc., effective as of November 13, 2020.

3.3	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Upjohn Inc., effective as of November 16, 2020.

10.1	Transition Services Agreement, dated as of November 16, 2020, by and between Pfizer Inc. (as Service Provider) and Upjohn Inc. (as Service Recipient).*

10.2	Transition Services Agreement, dated as of November 16, 2020, by and between Upjohn Inc. (as Service Provider) and Pfizer Inc. (as Service Recipient).*

10.3	Tax Matters Agreement, dated as of November 16, 2020, by and between Pfizer Inc. and Upjohn Inc.*

10.4	Employee Matters Agreement, dated as of November 16, 2020, by and between Pfizer Inc. and Upjohn Inc.*

10.5	Manufacturing and Supply Agreement, dated as of November 16, 2020, by and between Pfizer Inc. (as Manufacturer) and Upjohn Inc. (as Customer).*

10.6	Manufacturing and Supply Agreement, dated as of November 16, 2020, by and between Upjohn Inc. (as Manufacturer) and Pfizer Inc. (as Customer).*

10.7	Intellectual Property Matters Agreement, dated as of November 16, 2020, by and between Pfizer Inc. and Upjohn Inc.*

10.8	Trademark License Agreement, dated as of November 16, 2020, by and between Pfizer Inc. and Upjohn Inc.*

10.9	Viatris Inc. 2020 Stock Incentive Plan (included as Exhibit 10.1 to the Final Information Statement and incorporated herein by reference)**

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*

Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Viatris agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

**	Denotes management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIATRIS INC.

By:	/s/ Paul Campbell
Paul Campbell
Chief Accounting Officer (Principal Accounting Officer)

Date: November 19, 2020